                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          COMMONWEALTH INDUSTRIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                               [COMMONWEALTH LOGO]

March 16, 2001

Dear Fellow Stockholder:

You are cordially invited to the Annual Meeting of Stockholders of Commonwealth Industries, Inc. to be held at Kentucky International Convention Center, Room 101, 221 Fourth Street, Louisville, Kentucky, on Friday, April 20, 2001, commencing at 10:00 a.m. Eastern Time. Your Board of Directors and management look forward to greeting those of you who are able to attend in person.

At the Meeting, you will be asked to elect two directors to serve until the Annual Meeting of Stockholders in 2004. You are also being asked to approve the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for 2001. Information concerning those matters, as well as other important information, is contained in the accompanying proxy statement, which you are urged to read carefully. In addition to voting, we will also report on major developments in 2000 and answer your questions.

Whether or not you plan to attend in person and regardless of the number of shares you own, it is important that your shares be represented and voted at the Meeting. Accordingly, you are requested to sign, date and mail the enclosed proxy at your earliest convenience. Your shares will then be represented at the Meeting and the Company will be able to avoid the expense of further solicitation.

On behalf of the Board of Directors, thank you for your cooperation and continued support.

Sincerely,



/s/ MARK V. KAMINSKI
------------------------------------
Mark V. Kaminski
Chief Executive Officer and Director

                               [COMMONWEALTH LOGO]

                          COMMONWEALTH INDUSTRIES, INC.
                             PNC Plaza - 19th Floor
                            500 West Jefferson Street
                         Louisville, Kentucky 40202-2823

                  NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS

The 2001 Annual Meeting of Stockholders of Commonwealth Industries, Inc. (the "Company") will be held at Kentucky International Convention Center, Room 101, 221 Fourth Street, Louisville, Kentucky, at 10:00 a.m. Eastern Time on Friday, April 20, 2001, to consider and take action with respect to the following matters:

         1.       The election of two directors;

         2. Approval of the selection of PricewaterhouseCoopers LLP as the Company's independent auditors for 2001; and

         3. Such other business as may properly be brought before the meeting or any adjournment thereof;

all as set forth in the Proxy Statement accompanying this Notice.

The close of business on March 2, 2001, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof. This Proxy Statement is being mailed to those shareholders on or about March 16, 2001.

Stockholders who do not expect to attend the Meeting are requested to sign and return the enclosed proxy card in the enclosed postage-paid return envelope.

By order of the Board of Directors,



/s/ DONALD L. MARSH, JR.
-------------------------------------
Donald L. Marsh Jr.
Executive Vice President,
Chief Financial Officer and Secretary

March 16, 2001

                          COMMONWEALTH INDUSTRIES, INC.

                                 PROXY STATEMENT

This Proxy Statement is furnished to you in connection with the solicitation of proxies by the Board of Directors of Commonwealth Industries, Inc., a Delaware corporation (the "Company"), to be used at the 2001 Annual Meeting of Stockholders (the "Meeting") to be held in Louisville, Kentucky, on Friday, April 20, 2001.

Who can vote at the Annual Meeting?

Stockholders who were owners of record of Common Stock of the Company at the close of business on March 2, 2001, may attend and vote at the Annual Meeting. Each share is entitled to one vote. As of the record date for the Meeting there were 16,452,268 shares of Common Stock of the Company outstanding and entitled to vote.

When is this Proxy Statement first being sent to stockholders?

This Proxy Statement is first being mailed to stockholders on or about March 16, 2001.

What is in this Proxy Statement?

You are being asked to elect members of the Board of Directors and approve the selection of independent auditors for 2001. This Proxy Statement gives you information on the proposals, as well as other information, so you can make an informed decision.

How do I vote?

You may vote by mail.
You may vote by mail by completing and signing your proxy card and mailing it in the enclosed prepaid addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you have instructed. If you do not mark your voting instructions on the proxy card, your shares will be voted: (1) for the two named nominees for directors, and (2) for approval of the selection of PricewaterhouseCoopers LLP as the Company's independent auditors for 2001.

You may vote in person at the Meeting.
Written ballots will be available to any stockholder who wants to vote in person at the Meeting. However, if you hold your shares in street name, you must request a proxy from your stockbroker in order to vote at the Meeting. Holding shares in "street name" means you hold shares through a brokerage firm, bank or other nominee, therefore, the shares are not held in your individual name.

What does it mean if I receive more than one proxy card?

It means that you have multiple accounts at the transfer agent or with stockbrokers.

How do I vote if I participate in one of the employee savings plans?

The plans' independent trustee will vote your Company employee savings plan shares according to your voting instructions. The trustee will vote plan shares not voted by proxy in proportion to the way the other plan participants voted their shares.

Can I change my vote?

Yes. You may revoke your proxy and change your vote at any time before the Meeting by: (1) mailing a revised proxy card dated later than the prior proxy card and returning it before the polls close at the Meeting, or (2) voting in person at the Meeting.

What constitutes a quorum for the Meeting?

A majority of the outstanding shares, present or represented by proxy, constitutes a quorum. A quorum is necessary to conduct business at the Annual Meeting. You are part of the quorum if you have voted by proxy.

Director candidates who receive the highest number of votes cast will be elected. This number is called a plurality. Approval of the selection of independent auditors for 2001 requires a majority of the votes cast.

How are the votes counted?

Voting results are tabulated and certified by National City Bank. In addition, the Company's Inspectors of Election will tabulate the votes cast at the Annual Meeting, together with the votes cast by proxy.

Who pays for the solicitation of proxies?

The Company is paying for the preparation, distribution and solicitation of proxies. The Company expects fees and expenses for this process to be approximately $8,500. The Company is not using an outside proxy solicitation firm this year, but employees of the Company or its subsidiaries may solicit proxies through mail, telephone or other means. Employees do not receive additional compensation for soliciting proxies. As part of this process, the Company reimburses brokers, nominees, fiduciaries and other custodians reasonable fees and expenses in forwarding proxy materials to stockholders.

                               BOARD OF DIRECTORS

The Board of Directors, in accordance with the provisions of the Company's Restated Articles of Incorporation and By-laws, is comprised of six directors. The Board is divided into three classes, and the members of each class hold office for a term of three years. The term of one class expires each year. Regular meetings of the Board are held regularly and special meetings are held when necessary. The organizational meeting follows immediately after the Annual Meeting of Stockholders.

The Board of Directors has responsibility for establishing broad corporate policies and for the overall strategic direction of the Company, although it is not involved in day-to-day operations. Members of the Board are kept informed of the Company's business through various reports and documents, as well as by operating and financial reports made at Board and committee meetings by the Chief Executive Officer and other officers.

                        PROPOSAL 1: ELECTION OF DIRECTORS

THE NOMINEES

At the Meeting, two directors are to be elected. The terms of Paul E. Lego and John E. Merow expire at the Meeting. Nominees for directors this year are Mr. Lego and Mr. Merow. Each nominee is presently a director of the Company and has consented to serve a new three-year term. If either should unexpectedly become unable or unwilling to serve, the proxy holders may vote for such other person as the Nominating Committee may recommend in his place. However, in lieu of designating a substitute, the Board may amend the By-laws to reduce the number of directors.

[PHOTO]                    PAUL E. LEGO                 Expiration of term, if elected, 2004. From 1990 until his
                                                        retirement in 1993, Mr. Lego was Chairman of the Board
                           Chairman of the Board        of Directors and Chief Executive Officer of Westinghouse
                                                        Electric Corporation. He is a director of USX Corp.,
                           Formerly Chairman of         Lincoln Electric Company, Orlimar Golf Company and
                           the Board and Chief          Dominion Resources, Inc. Mr. Lego is a trustee of the
                           Executive Officer,           University of Pittsburgh and a member of the Business
                           Westinghouse Electric        Council.
                           Corporation

                           Director since 1995

                           Age: 70

-----------------------------------------------------------------------------------------------------------------------

[PHOTO]                    JOHN E. MEROW                Expiration of term, if elected, 2004. Mr. Merow was a
                                                        partner in the law firm of Sullivan & Cromwell from 1965
                           Formerly Chairman and        through 1996, and Chairman and Senior Partner during the
                           Senior Partner, Sullivan     period 1987-1994. Mr. Merow is a director of each of the
                           & Cromwell                   investment companies (21) in the Seligman Group of Investment
                           Director since 1995          Companies. He is also director and treasurer of the Foreign
                                                        Policy Association, an executive committee member and secretary
                           Age: 71                      of the United States Council for International Business, a life trustee of New York-Presbyterian Hospital and Vice Chairman of
                                                        New York-Presbyterian Healthcare System, Inc.

-----------------------------------------------------------------------------------------------------------------------

CONTINUING DIRECTORS

[PHOTO]                    CATHERINE G. BURKE           Expiration of term 2003. Dr. Burke has been a member of
                                                        the faculty of the School of Policy, Planning and
                           Associate Professor,         Development at the University of Southern California since
                           School of Policy,            1973. She has been a panelist and consultant to the Office
                           Planning and                 of Technology Assessment of the U.S. Congress and a
                           Development at the           member of the Los Angeles County Economy and
                           University of Southern       Efficiency Commission. Dr. Burke has provided
                           California                   management consultation to public and private sector
                                                        organizations in the United States, Canada, Australia,
                           Director since 1995          England and Denmark.

                           Age: 61

-------------------------------------------------------------------------------------------------------------------------

[PHOTO]                    C. FREDERICK FETTEROLF       Expiration of term 2002. Mr. Fetterolf was President and Chief
                                                        Operating Officer of Aluminum Company of America (Alcoa) from
                           Formerly President and       1985 to 1991, and served as President of Alcoa from 1983 to
                           Chief Operating Officer of   1985. He is a director of Allegheny Technologies, Inc., Union
                           Aluminum Company of          Carbide Corporation, Praxair, Inc., Dentsply International and
                           America (Alcoa)              Teledyne Technologies.

                           Director since 1997

                           Age: 72

-------------------------------------------------------------------------------------------------------------------------

[PHOTO]                    MARK V. KAMINSKI             Expiration of term 2002. Mr. Kaminski joined the Company in
                                                        1987 as Marketing Manager. In 1989 he was promoted to Vice
                           President and Chief          President of Operations, and in 1991 he became President and
                           Executive Officer            Chief Executive Officer. Mr. Kaminski is a director of the
                                                        Indiana University Athletics Board and Secat, Inc.
                           Director since 1991

                           Age: 45

-------------------------------------------------------------------------------------------------------------------------

[PHOTO]                    LARRY E. KITTELBERGER        Expiration of term 2003. Mr. Kittelberger has been the Senior
                                                        Vice President and Chief Information Officer of Lucent
                           Senior Vice President and    Technologies since December 1999. From 1995 to 1999, Mr.
                           Chief Information Officer,   Kittelberger served as Senior Vice President and Chief
                           Lucent Technologies, Inc.    Information Officer of Allied Signal, Inc., and from 1970 to
                                                        1995 held a number of positions with Tenneco, Inc. He serves on
                           Director since 2000          the Advisory Boards of AT&T Corp., Hewlett Packard Company,
                                                        International Business Machines Corporation, Microsoft
                           Age: 51                      Corporation and Sun Microsystems, Inc. Mr. Kittelberger also serves on the CIO Advisory Board of the Commonwealth of Virginia
                                                        and the Advisory Board for the School of Information Sciences
                                                        and Technology at Pennsylvania State University.

-------------------------------------------------------------------------------------------------------------------------

COMMITTEES AND MEETINGS OF THE BOARD

The Board of Directors met 11 times in 2000. Attendance by directors at Board and committee meetings averaged over 95%. All directors attended at least 90% of the meetings. The Board of Directors has the following standing committees:
Audit Committee, Management Development and Compensation Committee and Nominating Committee. The table below describes the Board's standing committees:

                                                                                                                  MEETINGS
COMMITTEE NAME         MEMBERS                          FUNCTIONS OF THE COMMITTEE                                 IN 2000
--------------------------------------------------------------------------------------------------------------------------
AUDIT COMMITTEE        C. FREDERICK FETTEROLF,          -  Recommends the engagement of independent
                       CHAIRMAN                            auditors
                                                        -  Reviews with the independent auditors the                  8
                       CATHERINE G. BURKE                  plans for and results of the audit engagement
                                                        -  Approves professional services rendered by
                       LARRY E. KITTELBERGER               the independent auditors
                                                        -  Reviews the independence of the independent
                       PAUL E. LEGO                        auditors
                                                        -  Reviews the adequacy of the internal controls
                                                           of the Company and its subsidiaries, including
                                                           systems for monitoring risk, financial control and
                                                           compliance with law
                                                        -  Monitors potential conflicts of interest of
                                                           directors and management
                                                        -  Oversees the process of disclosure and
                                                           communications
                                                        -  Performs such other duties as may be assigned
                                                           from time to time by the Board

--------------------------------------------------------------------------------------------------------------------------

MANAGEMENT             CATHERINE G. BURKE,              -  Provides oversight of management development
DEVELOPMENT AND        CHAIRMAN                            and compensation and of human resources policies
COMPENSATION                                               of the Company                                             7
COMMITTEE              C. FREDERICK FETTEROLF           -  Reviews and determines or recommends to the
                                                           Board the compensation and other benefits of
                       LARRY E. KITTELBERGER               executive officers
                                                        -  Determines or administers the Company's stock
                       PAUL E. LEGO                        incentive plans
                                                        -  Performs such other duties as may be assigned
                                                           from time to time by the Board

--------------------------------------------------------------------------------------------------------------------------

NOMINATING COMMITTEE   JOHN E. MEROW,                   -  Recommends to the Board or stockholders
                       CHAIRMAN                            candidates for election as directors
                                                        -  Recommends to the Board candidates for                     5
                       CATHERINE G. BURKE                  appointment as members of Board committees
                                                        -  Recommends to the Board the compensation of
                       C. FREDERICK FETTEROLF              directors
                                                        -  Monitors the governance practices of the
                       LARRY E. KITTELBERGER               Company and makes recommendations to the Board for
                                                           changes when appropriate
                       PAUL E. LEGO                     -  Considers nominees for director recommended
                                                           by shareholders if submitted in compliance with
                                                           the Company's By-laws
                                                        -  Performs such other duties as may be assigned
                                                           from time to time by the Board

--------------------------------------------------------------------------------------------------------------------------

COMPENSATION AND OTHER TRANSACTIONS WITH DIRECTORS

The Company does not pay directors who are also officers of the Company additional compensation for their service as directors. Directors who are not employees of the Company are paid the following:

-        An annual retainer of $10,000 ($30,000 for the Chairman of the Board);

- An attendance fee of $1,000 for each day on which a meeting of the Board or of a Board committee occurs;

-        Expenses incurred when attending Board and committee meetings.

Under the 1997 Stock Incentive Plan, as amended, non-employee directors are entitled to an annual automatic grant of:

- A non-qualified ten-year option to purchase 10,000 shares of Company Common Stock on the date the director becomes a non-employee director and on each succeeding January 1 (exercisable commencing one year from the date issued); and

- Common Stock having a fair market value of $15,000 on the date of grant (the date the director becomes a non-employee director and on each succeeding January 1).

The option price has been fixed as the "Fair Market Value" of the Common Stock as of any day, which is defined as the mean between the highest and lowest reported sales price of the Common Stock on the date issued.

The annual automatic option issued to non-employee directors for 2000 of 10,000 shares of Common Stock was made on January 1, 2000, at an exercise price of $12.844 per share. Each director received a Common Stock grant of 1,167 shares as of January 1, 2000.

                          AUDIT COMMITTEE ANNUAL REPORT

Effective January 31, 2000, the Securities and Exchange Commission ("SEC") adopted new rules and amendments to current rules relating to the disclosure of information about companies' audit committee. In large part, the new rules are based on recommendations made by the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees. The new rules require that, for all votes of shareholders occurring after December 15, 2000, the proxy statement must contain a report of the audit committee addressing several issues identified in the rules. In addition, the SEC recommends that audit committees adopt written charters. Any such charter must be included as an attachment to the proxy statement at least once every three years. The Company's Audit Committee operates under a charter, last amended and restated on February 26, 2001, which is included in this proxy statement as Appendix A.

The Audit Committee consists of four directors. In 2000, the Audit Committee met eight times. The Audit Committee is responsible for assisting the Board of Directors of the Company with the oversight of its internal controls, audit process and financial statements. The Board of Directors has determined that all members of the Audit Committee are "independent," as provided for in the applicable requirements of NASDAQ.

The Audit Committee charter provides that management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles and internal controls and procedures. The Company's independent auditors, PricewaterhouseCoopers LLP, are responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards and for reporting thereon.

In performing its oversight role, the Audit Committee has reviewed, considered and discussed the audited financial statements with management and the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (as amended by Statement on Auditing Standards No. 90) (Codification of Statements on Auditing Standards, AU Section 380), which includes among other things:

-        Methods used to account for significant unusual transactions;

- The effect of significant accounting policies in controversial or emerging areas for which there is lack of authoritative guidance or consensus;

- The process used by management in formulating particularly sensitive accounting estimates and the basis for the independent auditor's conclusions regarding the reasonableness of those estimates; and

- Disagreements with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements.

The Audit Committee has received written disclosures and the letter from the independent auditors, PricewaterhouseCoopers LLP, required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Additionally, the Audit Committee has discussed with PricewaterhouseCoopers LLP the issue of its independence from the

Company. The Committee has also considered whether the provision of non-audit services by the independent auditors is compatible with maintaining the auditors' independence (independent auditors did not provide information technology consulting services related to financial information systems design or implementation).

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including with respect to auditor independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and PricewaterhouseCoopers LLP. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent."

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

C. Frederick Fetterolf, Chairman
Catherine G. Burke
Larry E. Kittelberger
Paul E. Lego

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

OWNERSHIP BY OTHERS

The following table sets forth information with respect to each person believed by the Company to be the beneficial owner of more than 5% of the Company's Common Stock on the dates noted.

NAME AND ADDRESS                                NUMBER OF                    PERCENT OF
OF BENEFICIAL OWNER                            SHARES OWNED                   CLASS(F)
---------------------------------------------------------------------------------------
John R. Simplot                                2,152,000(a)                     13.08%
Self-Declaration of Revocable Trust
999 Main Street
Boise, Idaho 83702

---------------------------------------------------------------------------------------

Heartland Advisors, Inc.                       1,502,000(b)                      9.13%
789 North Water Street
Milwaukee, Wisconsin 53202

---------------------------------------------------------------------------------------

Dimensional Fund Advisors                      1,400,500(c)                      8.51%
1299 Ocean Avenue, 11th Floor
Santa Monica, California 90401

---------------------------------------------------------------------------------------

Merrill Lynch & Co., Inc.                      1,326,200(d)                      8.06%
World Financial Center, North Tower
250 Vesey Street
New York City, New York 10381

---------------------------------------------------------------------------------------

Franklin Resources, Inc.                       1,208,000(e)                      7.34%
777 Mariners Island Boulevard
San Mateo, California 94404

---------------------------------------------------------------------------------------

(a) Based solely on a Schedule 13D dated November 21, 2000, filed with the SEC by John R. Simplot, as Trustee, J.R. Simplot Self-Declaration of Revocable Trust. Simplot reported sole power to vote and dispose of all of the above-noted shares of Common Stock.

(b) Based solely on a Schedule 13G dated January 8, 2001, filed with the SEC by Heartland Advisors, Inc. The Schedule 13G reports that Heartland Advisors, Inc. has (1) sole power to dispose of all of the 1,502,000 shares; and
(2) sole power to vote 550,200 shares.

(c) Based solely on a Schedule 13G dated February 2, 2001, filed with the SEC by Dimensional Fund Advisors Inc. Dimensional reported shared power to vote and dispose of all of the above-noted shares of Common Stock.

(d) Based solely on a Schedule 13G dated February 5, 2001, filed with the SEC. Merrill Lynch & Co., Inc. (on behalf of Merrill Lynch Investment Managers) reported shared power to vote and dispose of all of the above-noted shares of Common Stock (ownership disclaimed pursuant to Section 13d-4 of the 1934 Act).

(e) Based solely on a Schedule 13G dated January 26, 2001, filed with the SEC by Franklin Resources, Inc., Franklin Advisory Services, LLC, Charles B. Johnson and Rupert H. Johnson, Jr. The Schedule 13G reports that: (1) the shares are beneficially owned by investment companies or other managed accounts which are advised by investment advisory subsidiaries of Franklin Resources, Inc.; (2) advisory contracts grant to such advisory subsidiaries all voting and investment power over the shares; (3) Charles B. Johnson and Rupert H. Johnson, Jr. are principal stockholders of Franklin Resources, Inc.; and (4) Franklin Advisory Services, LLC has sole power to vote 1,208,000 shares and sole power to dispose of 1,208,000 shares.

(f)      Calculations based on outstanding shares as of March 2, 2001.

OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth, as of December 31, 2000, the number of shares of Common Stock of the Company beneficially owned by each director, each executive officer named in the Summary Compensation Table appearing on page 15 and all directors and executive officers as a group, and the percentage of the Common Stock such ownership represented on that date.

Each person has sole investment and voting power with respect to the shares set forth below unless otherwise noted.

                                              NUMBER OF                                 PERCENT OF
NAME OF BENEFICIAL OWNER                   SHARES OWNED(1)     RIGHT TO ACQUIRE(2)        CLASS
------------------------                   ----------------    --------------------     ----------
Catherine G. Burke                              12,722                11,500                  *

C. Frederick Fetterolf                          12,722                 9,500                  *

Mark V. Kaminski                               323,235               140,000               2.80%

Larry E. Kittelberger                            5,571                 5,000                  *

Paul E. Lego                                     8,722                17,500                  *

John E. Merow                                   24,722                11,500                  *

Donald L. Marsh Jr                             187,270                30,000               1.31%

Gregory P. Givan                                36,392                10,000                  *

Katherine R. Gould                              21,198                     0                  *

Henry Del Castillo                              21,454                 1,500                  *

Robert R. Beal                                      --                    --(3)              --

William G. Toler                                19,068                    --(3)               *

All directors and executive                    678,039               239,500               5.55%
officers as a group (14 persons)

* Less than 1.00%

(1) Also includes shares held in the Company's 401(k) Plan for the accounts of individuals as follows: Mr. Kaminski - 3,952 shares; Mr. Marsh - 3,687 shares; Mr. Del Castillo - 1,454 shares; Mr. Givan - 1,392 shares; Ms. Gould - 1,198 shares; Mr. Toler - 48 shares; and all directors and executive officers as a group - 16,590 shares.

(2) Includes the shares of Common Stock which the individual had the right to acquire within 60 days of March 2, 2001, through the exercise of options.

(3) Messrs. Beal and Toler each separated from the Company effective June 15, 2000, and all stock options terminated for no value on June 15, 2000.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers and persons who beneficially own more than 10% of its Common Stock ("reporting persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and furnish a copy thereof to the Company. Based solely upon a review of the copies of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that all of the reporting persons complied with all filing requirements applicable to them with respect to 2000.

PERFORMANCE GRAPH

The following graph compares the cumulative total stockholder return on the Company's Common Stock with that of the Standard & Poor's Small Cap 600 and a peer group index. The graph assumes that the value of the investment in the Company's Common Stock and each index was $100 at December 31, 1995, and that all dividends (where applicable) were reinvested.

                                   12/95     12/96     12/97     12/98     12/99     12/00
                                   -----     -----     -----     -----     -----     -----
Commonwealth Industries, Inc.      $100      $100      $ 96      $ 63      $ 89      $ 32

S & P SmallCap 600                 $100      $121      $152      $150      $126      $189

Self-Determined Peer               $100      $104      $ 90      $ 58      $ 77      $ 43

The peer group selected by the Company consists of Birmingham Steel Corporation, IMCO Recycling, Inc., Kaiser Aluminum Corporation, Quanex Corporation, Steel Dynamics, Inc. and Steel Technologies, Inc. This self-determined peer group has been modified from the 1999 peer group to replace Algoma Steel, Inc. and Northwest Steel & Wire Company, for which no comparative information was available, with Kaiser Aluminum Corporation and Steel Technologies, Inc.

                             EXECUTIVE COMPENSATION

MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE REPORT

The Management Development and Compensation Committee of the Board of Directors (the "Committee") consists entirely of "non-employee directors" under Rule 16b-3 of the Securities Act of 1934 and "outside directors" under Section 162(m) of the Internal Revenue Code. The Committee approves the policies and practices under which compensation is paid or awarded to the Company's executive officers. The Committee from time to time considers the advice of independent outside consultants in determining the appropriateness of the level and composition of compensation.

Compensation Philosophy. The Committee believes that compensation opportunities must compare favorably with those found in the larger society if the Company is to attract and retain executives with the capability to meet corporate business objectives. The Company rewards differentially based upon the complexity, scope and impact of the work required in a role and the work performance of the role incumbent. Individual recognition and rewards are linked to corporate objectives. The Committee believes that executive officers should have a significant portion of their compensation "at risk" and tied to the long-term performance of the Company's stock.

Compensation Program. The Company's compensation program for executive officers consists of four key elements: base salary, annual incentive compensation, long-term incentive compensation and stock ownership. The Committee believes that this best serves the interests of stockholders by ensuring that executive officers are compensated in a way that aligns their interests with those of stockholders. Thus, compensation for the Company's executive officers places a significant proportion of total remuneration "at risk." Stock options are a significant portion of the executive officers' long-term compensation, with a value directly related to the stock price appreciation realized by the Company's stockholders. The Committee encourages long-term ownership of the Company's Common Stock by its executive officers.

The Committee's judgments concerning executive compensation payments and awards during 2000 were based upon the Committee's assessment of the Company's executive officers, the continuing demand for superior executive talent, the Company's overall performance and the Company's future objectives and challenges.

Base Salary. The purpose of the base salary is to provide compensation that is competitive with that offered by other companies with which the Company competes for executive services. The Chief Executive Officer ("CEO") approves the salary structure for each executive officer role, taking into consideration the accountabilities and criticality of the role and information as to the salary structures of firms that compete with the Company for executive talent.

The CEO reviews annually the base salaries paid to executive officers other than himself. Based on his assessment of the work performance of each role incumbent, the CEO recommends to the Committee the base salary of the Executive Vice President. The Committee establishes the base salary of the CEO.

Annual Incentive Compensation. The purpose of the annual incentive program is to reinforce the Company's culture of merit by providing at-risk compensation with differential awards based on individual and Company achievement.

In 2000, the annual incentive compensation plan gave the CEO the opportunity to earn up to 135% of his base salary and the Executive Vice President the opportunity to earn an annual payment of up to 100% of his base salary. The potential for the incentive award for the year was based first on achieving a specified level of return on capital employed and then upon a subjective judgment of individual performance. The Committee assessed the work performance of the CEO based on his level of achievement of pre-determined annual priority tasks. The incentive award for the Executive Vice President was recommended to the Committee based on the achievement of specific work priorities as judged by the CEO. The annual incentive compensation plan gave each Vice President the opportunity to earn an annual payment up to 67.5% of his or her base salary. Actual awards for the Vice Presidents were judged and determined by the CEO with notice to and consultation with the Committee.

Long-Term Incentive Compensation and Stock Ownership. The purpose of the long-term incentive program is to align the longer-term interests of executive officers with those of the stockholders. In 2000, long-term incentives were provided through stock option grants. In 1999 the Committee took further measures to increase the extent of executive stock ownership and the degree of risk and reward in the compensation program for selected corporate officers. This was done through adoption by stockholders of the 1999 amendment to the Stock Incentive Plan and the implementation of the 1999 Executive Stock Purchase Incentive Program ("Program") described on page 16. For 2000, no annual performance award was earned under the Program by any executive officer because the performance target based on the Company's return on capital employed was not achieved.

Chief Executive Officer Compensation. Compensation for the CEO, Mr. Kaminski, reflects the same elements and the same factors as those described above. Seventy percent of the CEO's annual incentive compensation in 2000 was based upon achieving the planned financial performance of the business. The remaining 30% was based on the following indicators of the overall performance of the CEO:
(1) the improvement in safety performance by 20% at all facilities; (2) the development of strategic options for Alflex by the second quarter of 2000; (3) the growth of the aluminum business unit; and (4) the identification of at least two candidates with the potential to replace the CEO within three years as part of an overall succession plan for the business. While several of these priority tasks were achieved, the overall financial performance of the Company was such that no annual incentive compensation was awarded to the CEO.

Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code limits the tax deduction for individual compensation paid to the CEO and the four other most highly paid executives to $1,000,000 annually, subject to certain exceptions. The Committee has structured a component of executive compensation so that amounts paid will be deductible under Section 162(m). Executive compensation for 2000 did not exceed the Section 162(m) limits. The Committee continues to review issues relating to this compensation deduction limitation.

MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE

Catherine G. Burke, Chairman
C. Frederick Fetterolf
Larry E. Kittelberger
Paul E. Lego

MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2000:

- None of the members of the Management Development and Compensation Committee was an officer (or former officer) or employee of the Company or any of its subsidiaries;

- None of the members of the Management Development and Compensation Committee entered into (or agreed to enter into) any transaction or series of transactions with the Company or any of its subsidiaries in which the amount involved exceeded $60,000;

- None of the Company's executive officers served on the compensation committee (or another board committee with similar functions or, if there was no such committee, the entire board of directors) of another entity where one of the entity's executive officers served on the Company's Management Development and Compensation Committee;

- None of the Company's executive officers was a director of another entity where one of that entity's executive officers served on the Company's Management Development and Compensation Committee; and

- None of the Company's executive officers served on the compensation committee (or another board committee with similar functions or, if there was no such committee, the entire board of directors) of another entity where one of that entity's executive officers served as a director on the Company's Board of Directors.

SUMMARY COMPENSATION TABLE

The following table sets forth for the years 1998, 1999 and 2000 the annual and long-term compensation paid or accrued for those years by the Company to the Chief Executive Officer, the four most highly compensated executives of the Company who were serving as executive officers on December 31, 2000, other than the CEO, and Messrs. Toler and Beal, who each separated from the Company effective June 15, 2000 (the "named officers").

                                             SUMMARY COMPENSATION TABLE
-----------------------------------------------------------------------------------------------------------------------
                                           ANNUAL COMPENSATION          LONG TERM COMPENSATION AWARDS
                                    -------------------------------  ----------------------------------
                                                                                    NUMBER
                                                                     RESTRICTED   OF SHARES
                                                                       STOCK      UNDERLYING                 ALL OTHER
NAME AND PRINCIPAL                                          BONUS      AWARDS       STOCK        LTIP      COMPENSATION
POSITION                            YEAR        SALARY       (A)        (B)        OPTIONS      PAYOUTS        (C)
-----------------------------       -----      --------    --------  ----------   ----------    -------    ------------
MARK V. KAMINSKI                    2000       $650,004    $      0       --        100,000        --        $ 49,631
President and Chief                 1999       $620,004    $961,575       --        100,000        --        $ 39,525
Executive Officer                   1998       $575,000    $150,000       --         40,000        --        $  3,362

DONALD L. MARSH JR.                 2000       $340,002    $      0       --         35,000        --        $ 23,640
Executive Vice President,           1999       $325,008    $652,057       --         35,000        --        $ 20,475
Chief Financial Officer and         1998       $300,000    $100,000       --         10,000        --        $  5,000
Secretary

GREGORY P. GIVAN                    2000       $150,000    $ 38,560       --          5,000        --        $  5,580
Vice President and                  1999       $140,417    $146,345       --          5,000        --        $  4,212
Treasurer                           1998       $125,629    $ 33,526       --          5,000        --        $  3,769

KATHERINE R. GOULD                  2000       $145,002    $ 42,601       --          5,000        --        $  5,448
Vice President                      1999       $137,333    $107,048       --          5,000        --        $  4,120
Organizational Development          1998       $ 63,012    $ 18,326       --             --        --        $ 32,184

HENRY DEL CASTILLO                  2000       $123,000    $ 38,395       --          5,000        --        $ 76,174
Vice President                      1999       $ 92,973    $ 65,861       --          1,500        --        $    862
Finance                             1998       $ 81,602    $ 15,960       --          1,500        --        $  1,404

ROBERT R. BEAL                      2000       $ 66,957    $296,888       --          5,000        --        $102,980
Vice President                      1999       $121,208    $ 68,580       --          5,000        --        $    891
Communications and                  1998       $116,239    $ 21,560       --          1,500        --        $ 23,481
Computing Services
(Separated June 2000)

WILLIAM G. TOLER                    2000       $110,445    $770,872       --          5,000        --        $  2,744
Vice President Materials            1999       $163,420    $223,000       --          5,000        --        $  4,903
and Corporate Development           1998       $143,837    $ 64,097       --          5,000        --        $  4,215
(Separated June 2000)

(a) The amounts reported in this column represent (i) payments made in 2001, 2000 and 1999 with respect to 2000, 1999 and 1998 under the Company's incentive compensation and gainsharing plans; (ii) performance-based Special Target Bonus (Annual Performance Award) payments made in 2000 with respect to 1999 (no Annual Performance Award paid in 2001 with respect to 2000) under the Executive Stock Purchase Incentive Program: Mr. Kaminski - $411,575; Mr. Marsh - $364,433; Mr. Givan - $76,198; Ms. Gould - $43,542; Mr. Del Castillo - $48,591; Mr.
         Beal - $43,542; and Mr. Toler - $120,708; and (iii) Supplemental Payment on separation under the Executive Stock Purchase Incentive
         Program: Mr. Beal - $296,889; and Mr. Toler - $770,872.

(b)      No amounts of restricted stock were awarded during 2000, 1999 or 1998.

(c) Amounts reported include matching contributions to the Company's 401(k) Plan and contributions made by the Company to its Deferred Compensation Plan. Contributions for 2000: Mr. Kaminski - $39,975; Mr. Marsh - $20,775; Mr. Givan - $4,500; Ms. Gould - $4,350; Mr. Del Castillo -
         $3,690; Mr. Beal - $1,733; and Mr. Toler - $2,595. Also includes the present value of premiums for life insurance above the coverage level provided generally to salaried employees: Mr. Kaminski - $4,446; Mr. Marsh - $2,865; Mr. Givan - $1,080; Ms. Gould - $1,098; Mr. Del
         Castillo - $3,501; Mr. Beal - $425; and Mr. Toler - $149.

         Amounts also include relocation expenses: Ms. Gould - $30,294 in 1998; Mr. Del Castillo - $68,983 in 2000; and Mr. Beal - $14,626 in 1998.

         Additionally, for Mr. Beal, the amount includes a separation payment of $100,750 in 2000.

EXECUTIVE STOCK PURCHASE INCENTIVE PROGRAM

Executives designated by the Board's Management Development and Compensation Committee may be awarded rights to purchase shares of Company Common Stock at market value with funds borrowed from the Company. The loans bear interest at a rate established with reference to IRS guidelines for loans of such type, are full-recourse to the executive and are secured by the pledge of the shares purchased. Executives are eligible to earn additional cash bonuses as participants in the Company's 1999 Executive Stock Purchase Incentive Program ("Program") approved by the stockholders in 1999 if corporate performance exceeds pre-established requirements, and those bonuses, if earned, will be applied toward repayment of the loans.

During 1999, fifteen executives purchased a total of 677,000 shares from the Company under the Program at an average price of $15.53 per share, or an aggregate of $10,511,000, funded with loans from the Company. The loans bear interest at 5.96% per annum. The principal amount of each loan is payable in four equal annual installments beginning December 31, 2003, together with accrued interest to the payment dates. All amounts received as special cash bonuses, net of withholding taxes, or as dividends on or proceeds from the sale of pledged shares are to be applied to prepay the loans. An executive may sell pledged shares provided that prior to 2002 such sales are limited, except in the event of a termination of employment or a change in control of the Company, to a cumulative percentage of pledged shares of 33% in 2000 and 67% in 2001.

Executives who purchased shares in the Program may earn an additional target bonus of up to 133% of the sum of the principal amount of their loans and interest through the installment payment dates. The additional target bonus is comprised of annual and cumulative performance awards and a service award. Annual performance awards of up to 10.1% of the target cash bonus may be earned for each of the four years beginning with 1999 based upon improvement over the prior year of the Company's return on capital employed. The cumulative performance award relates to the achievement in 2001 and 2002 of a target return on capital employed and may be a maximum of 34.6% of the target bonus. The service award is 25% of the target bonus with approximately 43% of the service award based upon the executive's continued service during 1999 and 2000, approximately 28% of the service award is based upon service during 2001 and the remaining 28% of the service award is based upon the executive's continued service during 2002, provided that the Company has positive cumulative net income before unusual, non-recurring events during the service period. If there is a change in control of the Company, the executives will be granted the full amount of the target bonuses available under the Program in the year in which the change in control occurs. Upon certain terminations, the executive may receive a supplemental payment in an amount not more than the target bonus less annual performance, service award or cumulative bonuses paid to the executive.

As of December 31, 2000, twelve executives remained in the Program with a total of 597,000 shares of Company Common Stock and an outstanding loan balance of $8,581,808.

The following table shows, for the named executive officers, the number of shares purchased, the principal and interest amount of loans made and the performance-based special target cash bonuses established in 1999:

                                                                MAXIMUM PERFORMANCE
                                                                BASED SPECIAL TARGET
NAME                                   SHARES        LOAN (A)         BONUSES
-------------------                    -------      ----------  --------------------
MARK V. KAMINSKI                       175,000      $2,654,470      $5,000,000
DONALD L. MARSH JR                     150,000      $2,270,024      $4,427,294
GREGORY P. GIVAN                        35,000      $  499,241      $  970,373
KATHERINE R. GOULD                      20,000      $  285,349      $  554,499
HENRY DEL CASTILLO                      20,000      $  303,854      $  590,306
ROBERT R. BEAL(b)                            0      $        0      $        0
WILLIAM G. TOLER(b)                          0      $        0      $        0

(a) The amounts in this column represent the loan balances (principal and interest) as of December 31, 2000.

(b) Messrs. Beal and Toler separated from the Company on June 15, 2000. A supplemental payment was paid to each executive with proceeds, net of withholding taxes, applied to the loan balance. The Board's Management Development and Compensation Committee accelerated the remaining loan balance with each executive forfeiting the shares of stock pledged to the Company as of June 15, 2000. For those separated executives, the loan balances have been repaid in full to the Company.

STOCK INCENTIVE PLANS

The tables below show, for the named officers, information regarding stock options granted during 2000 pursuant to the Company's Stock Incentive Plans.

                                             OPTIONS GRANTED IN 2000
-----------------------------------------------------------------------------------------------------------------
                                                                                          POTENTIAL REALIZABLE
                               NUMBER OF                                                    VALUE AT ASSUMED
                              SECURITIES      % OF TOTAL                                     ANNUAL RATES OF
                              UNDERLYING        OPTIONS        EXERCISE                        STOCK PRICE
                                OPTIONS       GRANTED TO        PRICE                        APPRECIATION FOR
                                GRANTED      EMPLOYEES IN        PER       EXPIRATION         OPTION TERM (B)
NAME                              (A)         FISCAL YEAR       SHARE         DATE          5%             10%
-----------------------       ----------     ------------      --------    ----------    --------      ----------
MARK V. KAMINSKI                100,000          35.1%         $12.844       1/1/10      $807,752      $2,047,003
DONALD L. MARSH JR               35,000          12.3%         $12.844       1/1/10      $282,713      $  716,451
GREGORY P. GIVAN                  5,000           1.8%         $12.844       1/1/10      $ 40,388      $  102,350
KATHERINE R. GOULD                5,000           1.8%         $12.844       1/1/10      $ 40,388      $  102,350
HENRY DEL CASTILLO                5,000           1.8%         $12.844       1/1/10      $ 40,388      $  102,350
ROBERT R. BEAL                       --            --               --           --            --              --
WILLIAM G. TOLER                     --            --               --           --            --              --

(a) These options become exercisable three years from the date of grant. Upon separation, all options granted to Messrs. Beal and Toler terminated for no value.

(b) The amounts represent hypothetical realizable values of stock options granted in 2000 at assumed rates of cumulative stock price appreciation over the ten-year life of the options. These assumed rates of appreciation are set by the proxy rules of the SEC and are not intended to forecast appreciation of the price of the Company's Common Stock. Actual gains, if any, realized upon the exercise of stock options will depend upon the price of the Company's Common Stock at the date of exercise.

                              YEAR-END OPTION VALUES
---------------------------------------------------------------------------------------
                                     NUMBER OF SECURITIES       VALUE OF UNEXERCISED
                                    UNDERLYING UNEXERCISED      IN-THE-MONEY OPTIONS
                                     OPTIONS AT YEAR-END             AT YEAR-END
------------------------          -------------------------   -------------------------
NAME                              EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
------------------------          -------------------------   -------------------------
MARK V. KAMINSKI                       100,000/240,000                  $0/$0
DONALD L. MARSH JR                       20,000/80,000                  $0/$0
GREGORY P. GIVAN                          5,000/15,000                  $0/$0
KATHERINE R. GOULD                            0/10,000                  $0/$0
HENRY DEL CASTILLO                             0/8,000                  $0/$0
ROBERT R. BEAL                                      --                     --
WILLIAM G. TOLER                                    --                     --

DEFERRED COMPENSATION PLAN

Key employees designated by the Company's Benefits Committee and the Management Development and Compensation Committee of the Board of Directors may elect to defer a portion of their compensation pursuant to the Company's non-qualified unfunded Deferred Compensation Plan. Deferred amounts are credited or debited with the equivalent of the investment experience of one or more investment vehicles identified pursuant to the plan and selected by the participant and are paid out upon retirement or under specified other circumstances. The Company intends, but is not obligated, to credit the accounts of participants in the plan with amounts (a) designed to make up for limitations contained in the Internal Revenue Code on benefit accruals under the Company's pension plan, and
(b) based on the application of the Company's pension plan contribution rate applied to each participant's compensation in excess of that covered by the Company's pension plan. The actual amounts to be paid out will depend upon the amount of the deferral and the credits and debits to the employee's account.

PENSION BENEFITS

The Company maintains the Commonwealth Industries Pension Plan (the "Pension Plan"), which provides benefits for eligible employees. Through December 31, 1997, the Pension Plan was structured as a traditional defined benefit plan. Effective January 1, 1998, the present value of accrued benefits under the Pension Plan was converted to a cash balance formula.

Under the cash balance formula, each participant has an account, for recordkeeping purposes only, to which credits are allocated each payroll period based upon a percentage (the "Applicable Percentage") of the participant's base salary plus bonus paid in the prior year ("Pensionable Earnings"). The Applicable Percentage is determined by the age of the participant as of the beginning of the current calendar year. The following table shows the Applicable Percentage used to determine credits at the age indicated.

                     AGE                         APPLICABLE PERCENTAGE
                ---------------                  ---------------------
                  39 and under                            3.5%
                    40 to 49                              4.5%
                    50 to 54                              6.0%
                  55 and older                            8.0%

As of December 31, 2000, the ages of Messrs. Kaminski, Marsh, Givan, Del Castillo and Ms. Gould were 45, 54, 48, 61 and 37, respectively.

All balances in the accounts earn a fixed annual rate of interest, which is credited quarterly. The interest rate for a particular year is the lesser of the prior year's average of the three-year U.S. Treasury securities or the rate on 30-year U.S. Treasury securities on November 1. In 2000 the interest rate was 5.35%.

At retirement or other termination of employment, an amount equal to the vested balance then credited to the account is payable to the participant in the form of an immediate or deferred lump sum or as an annuity.

The table below sets forth the estimated annual benefit payable to each of the named officers as a single life annuity at age 65 under the Pension Plan. The projections contained in the table are based on the following assumptions:

- Employment until age 65 at base salaries in effect at December 31, 2000, with no increase in salary;

- Annual bonuses equal to the average bonus over each of the last five years (1996 through 2000) for which such named officer was employed to the extent the base salary plus annual bonus does not exceed the OBRA 1993 annual compensation limit, as adjusted;

- Interest credits at the actual rates for all years through 2000, and the minimum rate of 5.35% for 2000 and later years; and

- The conversion to a straight life annuity at normal retirement age based on an interest rate of 5.35% for years 2001 and beyond, and the 1983 Group Annuity Mortality table, which sets forth generally accepted life expectancies.

                    EXECUTIVE OFFICER             TOTAL ANNUAL BENEFITS
                  ---------------------           ---------------------
                  MARK V. KAMINSKI                        $61,456
                  DONALD L. MARSH JR                      $25,827
                  GREGORY P. GIVAN                        $32,652
                  KATHERINE R. GOULD                      $53,149
                  HENRY DEL CASTILLO                      $ 6,495
                  ROBERT R. BEAL (a)                      $     0
                  WILLIAM G. TOLER (a)                    $     0

                  (a) Mr. Beal received a lump sum payment of $90,853 as a result of his June 15, 2000, separation from the Company. Mr. Toler received a lump sum payment of $130,010 in 2000 as a result of his June 15, 2000, separation from the Company.

TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

The Company has entered into Severance Agreements with Messrs. Kaminski and Marsh and one other officer of the Company. The purpose of the agreements is to secure the executives' continued service and dedication in the event of an actual or threatened change in control. The agreements provide severance pay and continuation of certain benefits if a change in control occurs and the executive's employment is terminated (a) in anticipation of or during the two-year period following a change in control (i) by the Company without cause or (ii) by the executive for good reason, or (b) by the executive for any reason during a thirty-day window period commencing one year after the change in control.

Generally, a change in control will be deemed to occur in the case of (a) an acquisition by a person or group of 20% or more of the Company's Common Stock (with certain exceptions), (b) a change in the majority of the Board without the requisite approval of the incumbent Board, (c) a business combination unless Company stockholders receive 60% or more of the voting stock of the surviving Company, no person acquires more than 20% of such voting stock and the Company Board members remain a majority of the continuing Board, or (d) stockholder approval of a liquidation of the Company.

Under the Severance Agreements, severance pay would equal three times the sum of
(a) the executive's base pay and (b) the greater of the executive's largest bonus during the prior three years or target bonus for the year of the change in control or year of termination and, if payment, pursuant to the agreement or otherwise, would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code for severance payments exceeding a certain amount, an additional tax reimbursement payment such that the executive receives a net amount equal to the amount the executive would have received if the excise tax did not apply. The additional tax reimbursement payment could be material. Medical and other insurance benefits would be continued for three years.

Also, upon a change of control as defined in the Company's stock incentive plans, any stock options not then exercisable would become fully exercisable and any shares of restricted Common Stock not then vested would become fully vested.

            PROPOSAL 2: APPROVAL OF SELECTION OF INDEPENDENT AUDITORS

The Board of Directors, upon recommendation of the Audit Committee, has selected PricewaterhouseCoopers LLP as independent auditors to audit and report on the Company's financial statements for the 2001 fiscal year.

PricewaterhouseCoopers LLP has no direct or indirect financial interest in the Company or in any of its subsidiaries, nor has it had any connection with the Company or any of its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee. It is expected that representatives of PricewaterhouseCoopers LLP will be present at the Meeting to respond to appropriate questions and to make a statement if they desire to do so.

AUDIT FEES

The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000, and for the reviews of the financial statement included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were $284,626, of which an aggregate amount of $223,788 was billed through December 31, 2000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

There were no fees billed by PricewaterhouseCoopers LLP for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2000.

ALL OTHER FEES

The aggregate fees billed by PricewaterhouseCoopers LLP for services rendered to the Company, other than services described under the above "Audit Fees" and "Financial Information Systems Design and Implementation Fees" for the fiscal year ended December 31, 2000, were $176,676, which relate primarily to audits of employee benefits plans and consultation regarding tax matters.

Action by the stockholders is not required by law in the appointment of independent auditors, but the appointment is submitted by the Board of Directors in order to give stockholders the final choice in the designation of independent auditors. The Board of Directors is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for approval as the Company's independent auditors for fiscal year 2001.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THIS PROPOSAL.

                                 OTHER BUSINESS

The Board of Directors knows of no other business to be considered at the Meeting. As required by the Company's By-laws, notice of any proposal or to nominate a person for election as a director must have been timely delivered to the Secretary of the Company at its principal executive office.

However, if other matters are properly presented at the Meeting, or for any adjournment or postponement of the Meeting, and you have properly submitted your proxy, then Messrs. Lego and Kaminski will, with your proxy, vote your shares on those matters according to their judgment.

                STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

Proposals of stockholders to be considered for inclusion in the Company's proxy statement and proxy for the 2002 Annual Meeting of Stockholders, which is expected to be scheduled on or about April 19, 2002, must be received by the Secretary of the Company at its principal executive office, PNC Plaza - 19th Floor, 500 West Jefferson Street, Louisville, Kentucky 40202-2823, no later than November 15, 2001.

Notice must be received by the Company in advance of a stockholders' meeting to present any proposal to the meeting or to recommend a nomination of a person for election as a director. Under the Company's By-laws, such notice must be delivered to the Secretary of the Company at its principal executive office not less than sixty nor more than ninety days prior to the date of the meeting; provided that if the date of the meeting is first publicly announced or disclosed less than seventy days prior to the date of the meeting, the notice must be given not more than ten days after the date is so announced or disclosed. A stockholder filing a notice of a proposal must include certain information, including the text of the proposal, the reasons therefor and any interest the stockholder has in the proposal; any notice of nomination must include certain information about the nominee; and all such notices must include the name and address of the submitting stockholder and the number of shares held by the stockholder.

Based upon these requirements and the expected date for the 2002 Annual Meeting of Stockholders, to be considered timely, notice of such proposal must be received by the Company between January 16, 2002, and February 15, 2002. These By-law requirements are separate from and in addition to the Securities and Exchange Commission requirements that a stockholder must fulfill to have a proposal included in the Company's proxy statement and proxy. A copy of the Company's By-laws may be obtained, free of charge, by submitting a written request to:

                           Investor Relations
                           Commonwealth Industries, Inc.
                           PNC Plaza - 19th Floor
                           500 West Jefferson Street
                           Louisville, Kentucky 40202-2823


By order of the Board of Directors,

/s/  Donald L. Marsh Jr.
-----------------------------------
Donald L. Marsh Jr.
Executive Vice President,
Chief Financial Officer and Secretary


March 16, 2001

                                   APPENDIX A

                              AMENDED AND RESTATED
               AUDIT COMMITTEE CHARTER (ADOPTED FEBRUARY 26, 2001)

A. COMPOSITION. The Audit Committee (the "Committee") shall be comprised of three or more directors who are not officers or employees of the Company or its subsidiaries, who do not have any relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, who are able to read and understand fundamental financial statements, and who otherwise satisfy the applicable membership requirements under the rules of the National Association of Securities Dealers, Inc., as such requirements are interpreted by the Board in its business judgment. At least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior executive with financial oversight responsibilities.

B. PURPOSE OF THE AUDIT COMMITTEE. The purpose of the Committee is to assist the Board:

         (1) in its oversight of the Company's accounting and financial reporting principles and policies and internal controls and procedures;

         (2) in its oversight of the Company's financial statements and the independent audit thereof;

         (3) in selecting or proposing for stockholder approval, evaluating and, where deemed appropriate, replacing the independent auditors;

         (4)      in evaluating the independence of auditors; and

         (5) in its oversight of compliance and conflict of interest policies and procedures.

The function of the Committee is oversight. Management is responsible for the preparation, presentation and integrity of the Company's financial statements. Management and the internal auditing employees are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out proper audits and reviews, including reviews of the Company's quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, an audit of the Company's annual financial statements prior to the filing on Form 10-K and other procedures.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty or the responsibility of the Committee to plan or conduct audits, reviews or other types of procedures, or to determine that the Company's financial statements are complete and accurate and are in accordance with accounting principles generally accepted in the United States, or to set auditor independence standards. Each member of the Committee shall be entitled to rely on (1) the integrity of those persons and organizations within and outside the Company from which it receives information, (2) the accuracy of the financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board), (3) representations made by management as to any information technology, internal audit and other non-audit services provided by the auditors to the Company. Management and the independent auditors of the Company have more time, knowledge and more detailed information of the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditor's work or in respect of auditor independence.

C. CHARTER. The Committee shall review and assess the adequacy of this Charter annually and shall recommend any proposed changes or modifications to the Board for approval.

D.       FINANCIAL STATEMENTS.

         (1)      Audited Financial Statements. The Committee shall:

                  (a) Review and discuss audited financial statements with management.

                  (b) Discuss with independent auditors the matters required to be discussed by SAS 61, as amended by SAS 90 (amends Statement on Auditory Standards No. 61, Communication with Audit Committees, AICPA, Professional Standards, vol. 1, AU Section 380, and Statement on Auditing Standards No. 71, Interim Financial Information, AICPA, Professionals Standards, vol. 1, AU Section 722) as it may be further modified or supplemented, including reports and communications related to:

                  - deficiencies noted in the audit in the design or operation of internal controls;

                  - consideration of fraud in a financial statement audit;

                  -        detection of illegal acts;

                  - the independent auditor's responsibility under generally accepted accounting principles;

                  -        significant accounting policies;

                  -        management judgments and accounting estimates;

                  -        adjustments arising from the audit;

                  - the responsibility of the independent auditor for other information in documents containing audited financial statements;

                  -        disagreements with management;

                  -        consultation by management with other accountants;

                  - major issues discussed with management prior to retention of the independent auditor;

                  - difficulties encountered with management in performing the audit;

                  - the independent auditor's judgments about the quality of the Company's accounting principles; and

                  - reviews of interim financial information conducted by the independent auditor.

                  (c) Receive the written disclosures and the letter from independent auditors required by Independence Standards Board Standard No. 1 (Independence

                  Discussions with Audit Committees), as may be modified or supplemented, and addressing each non-audit service provided to the Company, and to discuss with the independent auditors the independent auditor's independence.

                  (d) Based upon the review and discussion referred to in preceding paragraphs (a) through (c), advise the Board whether it recommends that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year.

                  (e) Prepare any report or other disclosures, including any recommendation of the Committee, required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

                  (f) The outside auditors shall submit to the Company annually a formal written statement of the fees billed for each of the following categories of services rendered by the outside auditors (1) the audit of the Company's annual financial statements for the most recent fiscal year and the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q for that fiscal year, (2) information technology consulting services for the most recent fiscal year, in the aggregate and by each service (and separately identifying fees for such services relating to financial information systems design and implementation), and
                  (3) all other services rendered by the outside auditors for the most recent fiscal year, in the aggregate and by each service.

         (2) Interim Financial Statements. The Committee through its Chairman or his/her designee, or the Committee as a whole, will discuss with management and independent auditors the interim quarterly financial statements reviewed by the auditors using professional standards and procedures for conducting such reviews as established by accounting standards generally accepted in the United States, as may be modified or supplemented, and the matters required to be discussed by the applicable Statement on Auditing Standards (including SAS 71 as amended) prior to the filing of the Company's quarterly reports on Form 10-Q.

         (3) Financial Reporting Practices. The Committee shall discuss with management and independent auditors:

                  (a) Major changes in the Company's accounting policies and practices and significant judgments that may affect financial results, as suggested by the independent auditors, internal auditors or management.

                  (b) The nature of any unusual or significant commitments or contingent liabilities together with the underlying assumptions and estimates of management.

                  (c) The effect of changes on accounting standards that may materially affect the Company's financial reporting practices.

E. INDEPENDENT AUDITORS. In the course of its oversight of the independent auditors as provided under this Charter, the Committee will be guided by the premise that the auditor is ultimately accountable to the Board and the Committee.

         (1) The Committee and the Board shall have the ultimate authority and responsibility to select or propose for stockholder approval, evaluate and, where appropriate, replace the independent auditors.

         (2) The Committee shall review the terms of the engagement of the independent auditors, including the scope of their audit, proposed fees and personnel qualifications.

         (3) The Committee shall ensure its receipt each year from the independent auditors of a formal written statement delineating all relationships between the auditors and the Company, consistent with Independence Standards Board Standard No. 1, shall discuss with the auditors any disclosed relationships or services that may impact the objectivity and independence of the auditors and shall take or recommend that the Board take appropriate action to oversee the independence of the auditors.

         (4) The Committee shall review the independent auditor's report relating to reportable conditions in the internal control structure and financial reporting practices and financial statement disclosure.

         (5) If applicable, the Committee shall consider whether the outside auditors' provision of (a) information technology consulting services relating to financial information systems design and implementation and (b) other non-audit services to the Company is compatible with maintaining the independence of the outside auditors.

F. INTERNAL AUDITORS. The Committee shall discuss with management and the independent auditors:

         (1) The quality and adequacy of the Company's internal accounting controls.

         (2) The organization of the internal audit department, the adequacy of its resources, plan, activities and the competence of the internal audit staff, as needed.

         (3) The audit risk assessment process and the proposed scope of the internal audit department for the upcoming year and the coordination of that scope with independent auditors.

         (4) Summaries of and as appropriate, the significant reports to management prepared by the internal auditors and management's responses thereto.

G. COMPLIANCE AND LEGAL MATTERS. The Committee shall review and monitor, as appropriate:

         (1) The results of compliance programs, including the Company's conflicts of interest policies and procedures. In addition, at least annually, a review by Internal Audit of executive expense accounts by major category of expense of corporate officers and directors and a report by Internal Audit to the Committee.

         (2) Significant findings of any examination by regulatory authorities or agencies in the areas of securities, accounting or tax, such as the Securities and Exchange Commission or the Internal Revenue Service.

         (3) On at least an annual basis, with the Company's counsel, any litigation or other legal matters or developments that could have a significant impact on the Company's financial results, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

H. MEETINGS. The Committee shall meet at least four times annually or more frequently if circumstances dictate. The Committee, at least annually, shall meet privately in executive session with the Chief Financial Officer, the internal auditing department, the independent auditors, or other Company representatives as required.

I. RESOURCES AND AUTHORITY. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to cause an investigation to be made into any matter within the scope of its responsibility. The Committee may engage independent resources for special audits, reviews, investigations and other procedures and may retain special counsel and other experts or consultants as it deems necessary.



Adopted April 27, 2000
Amended and Restated February 26, 2001

PROXY
                         COMMONWEALTH INDUSTRIES, INC.

    The undersigned acknowledge(s) receipt of the Notice of 2001 Annual Meeting of Stockholders and Proxy Statement for the Commonwealth Industries, Inc. Annual Meeting to be held on April 20, 2001, and appoint(s) Paul E. Lego and Mark V. Kaminski, and each of them, proxies, with power of substitution, to attend the Meeting, and any adjournments thereof, and vote all shares the undersigned is entitled to vote upon the matters indicated and on any other business that may properly come before this Meeting.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR THE NOMINEES LISTED IN ITEM 1, FOR APPROVAL OF ITEM 2 AND IN THE DISCRETION OF THE PROXY OR PROXIES ON ANY OTHER BUSINESS.

    1. ELECTION OF DIRECTORS

       [ ] FOR the director nominees listed below                   [ ] WITHHOLD AUTHORITY
        (except as marked to the contrary)                           to vote for the director nominee(s) listed
                                                                     below

 Director Nominees: Paul E. Lego and John E. Merow (each for a three-year term)

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE, WRITE THE NAME OF THE NOMINEE ON THE LINE BELOW.
--------------------------------------------------------------------------------

    2. PROPOSAL TO APPROVE THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR 2001.

            [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

    3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THIS CARD AS SOON AS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX.

                                                 DATE:                    , 2001
                                                      -------------------

                                                 -------------------------------
                                                 SIGNATURE

                                                 -------------------------------
                                                 SIGNATURE (IF JOINTLY HELD)

                                                 [PLEASE SIGN EXACTLY AS YOUR
                                                 NAME(S) APPEAR(S) ON THIS
                                                 PROXY. ONLY ONE SIGNATURE IS
                                                 REQUIRED IN THE CASE OF A JOINT
                                                 ACCOUNT. WHEN SIGNING IN A
                                                 REPRESENTATIVE CAPACITY, PLEASE
                                                 GIVE TITLE.]

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS